Exhibit 25

UNITED STATES
securities and exchange commission
Washington, D.C. 20549

FORM T-1
STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)___

U.S. BANK TRUST NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)
41-1973763
I.R.S. Employer Identification No.

300 Delaware Avenue, 9th Floor
Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)
K. Wendy Kumar
U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, NY 10005
Telephone (212) 361-2535
(Name, address and telephone number of agent for service)
Caterpillar Financial Services Corporation
(Exact name of obligor as specified in its charter)

Delaware	37-1105865
(State or other jurisdiction of incorporation or organization)	(I. R. S. Employer Identification No.)

2120 West End Avenue
Nashville, TN	37203-0001
(Address of principal executive offices)	(Zip Code)

Debt Securities

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee
Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation
Items 3-15 Items 3-15 are not applicable because to the best of Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee
Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification
SIGNATURE

FORM T-1
Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.
a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
Washington, D.C.
b)	Whether it is authorized to exercise corporate trust powers.
Yes
Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None
Items 3-15	Items 3-15 are not applicable because to the best of Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.
Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.
1.	A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

2.	A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.*

4.	A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.**

5.	Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

7.	Report of Condition of the Trustee as of June 30, 2010, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

*	Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

**	Incorporated by reference to Exhibit 25.1 to registration statement on S-4, Registration Number 333-145601 filed on August 21, 2007.

SIGNATURE
     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 4th day of November, 2010.

U.S. BANK TRUST NATIONAL ASSOCIATION

By: Name:	/s/ K. Wendy Kumar K. Wendy Kumar
Title:	Vice President

Exhibit 6
CONSENT
     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefore.
Dated: November 4, 2010

By:	/s/ K. Wendy Kumar
K. Wendy Kumar
Vice President

Exhibit 7
U.S. Bank Trust National Association
Statement of Financial Condition
As of June 30, 2010
($000’s)

6/30/2010
Assets
Cash and Balances Due From Depository Institutions	$521,624
Fixed Assets	585
Intangible Assets	61,189
Other Assets	25,355

Total Assets	$608,753

Liabilities
Other Liabilities	$16,730

Total Liabilities	$16,730

Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	85,091

Total Equity Capital	$592,023

Total Liabilities and Equity Capital	$608,753

To the best of the undersigned’s determination, as of this date the above financial information is true and correct.
U.S. Bank Trust National Association

By:	/s/ K. Wendy Kumar Name: K. Wendy Kumar
Title: Vice President
Date: November 4th, 2010

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